UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 12, 2014
Brixmor Property Group Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36160	45-2433192
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
420 Lexington Avenue
New York, New York 10170
(Address of Principal Executive Offices) (Zip Code)
(212) 869-3000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 12, 2014, Brixmor Property Group Inc. (the “Company”) held its annual meeting of stockholders. At the annual meeting, stockholders voted on the matters disclosed in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 10, 2014 (the “Proxy Statement”). The final voting results for the matters submitted to a vote of stockholders were as follows:
Item 1 - Election of Directors
At the annual meeting, the Company’s stockholders elected the persons listed below as directors for a one-year term expiring in 2015 or until their respective successors are duly elected and qualified:

	Votes Cast For	Votes Withheld	Broker Non-Votes
Michael A. Carroll	215,195,222	12,003,306	483,451
John G. Schreiber	204,698,880	22,499,648	483,451
A.J. Agarwal	202,766,118	24,432,410	483,451
Michael Berman	226,724,443	474,085	483,451
Anthony W. Deering	226,726,302	472,226	483,451
Jonathan D. Gray	212,044,216	15,154,312	483,451
Nadeem Meghji	212,042,871	15,155,657	483,451
William D. Rahm	225,919,970	1,278,558	483,451
William J. Stein	202,170,107	25,028,421	483,451

Item 2 - Ratification of Appointment of Ernst & Young LLP as Independent Registered Public Accountants
The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for fiscal 2014.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
227,530,559	122,090	29,330

Item 3 - Advisory Vote on Executive Compensation
The Company’s stockholders approved, in a non-binding advisory vote, the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
227,016,606	132,806	49,115	483,452

Item 4 - Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation
The Company’s stockholders voted, in a non-binding advisory vote, on whether a stockholder vote to approve the compensation paid to the Company’s named executive officers should occur every one, two or three years as set forth below.

1 Year	2 Years	3 Years	Abstentions
225,795,606	1,313	1,278,341	123,267

In light of this vote, the Company intends to include an advisory stockholder vote to approve the compensation paid to its named executive officers every year until the next required vote on the frequency of stockholder votes on the compensation of named executive officers. The Company is required to hold a vote on frequency every six years.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIXMOR PROPERTY GROUP INC.

By:	/s/Steven F. Siegel
Name:	Steven F. Siegel
Title:	Executive Vice President,
General Counsel and Secretary
Date: June 16, 2014